Exhibit 4.1

VENTRUS BIOSCIENCES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP NUMBER 922822 101
SEE REVERSE FOR CERTAIN DEFINITIONS

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE PER SHARE,  OF
VENTRUS BIOSCIENCES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed.  This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation, to all of which the record holder by acceptance hereby assents.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

IN WITNESS WHEREOF, the Corporation has caused the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers to be duly affixed hereto.

DATED:

Russell H. Ellison	Thomas Rowland
Chief Executive Officer	Secretary

COUNTERSIGNED AND REGISTERED:
(TRANSFER AGENT NAME)
TRANSFER AGENT
   AND REGISTRAR

BY:

AUTHORIZED________________

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	- as tenants in common	UNIF GIFT MIN ACT - ……..…Custodian……..…
TEN ENT	- as tenants by the entireties	(Cust) (Minor)
JT TEN	- as joint tenants with right of Survivorship and not as tenants	Under Uniform Gifts to Minors Act……………………………
	in common	(State)

UNIF TRF MIN ACT.…..…Custodian (until age….)
(Minor)
To Minors Act……………..
(State)
Additional abbreviations may also be used though not in the above list.

For Value received ______________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFIYING NUMBER OF ASSIGNEE

____________________________________________________________________________________________________
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP CODE, OF ASSIGNEE
____________________________________________________________________________________________________

__________________________________________________________________________________________ Shares
Of the Common Stock represented by the within Certificate, and do(es) hereby irrevocably constitute and appoint __________________________________________________________ Attorney
To transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises

Dated ______________________________

X

X

NOTICE:	THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERNATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

Signature(s) Guaranteed:

By_________________________________________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.